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                                                   Exhibit 10(xxx)

                                                   EXECUTION COPY

                 SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT
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     SECOND AMENDMENT, dated as of March 21, 2001 (this "Amendment"), to the
                                                         ---------
Stock Purchase Agreement, dated as of September 8, 2000, as amended by the First Amendment to Stock Purchase Agreement, dated as of January 2, 2001 (as so amended, the "Stock Purchase Agreement"), among Bank of America, N.A., a
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national banking association, as Share Seller ("Share Seller"), MBG Trust, a
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Delaware business trust (the "Trust"), and Mandalay Resort Group, a Nevada corporation ("Share Purchaser").
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                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the parties have entered into the Stock Purchase Agreement; and

     WHEREAS, the parties desire to provide for the further modification of the Stock Purchase Agreement as set forth herein.

     NOW THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows:

     1 .    Amendment. The Stock Purchase Agreement shall be amended as follows:

          (a)     Definitions. In Section 1. 1 of the Stock Purchase Agreement,
(i) in the definition of "Maximum Deliverable Shares", the number "ten million"
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shall be replaced with "12,500,000", (ii) in the definition of "Maximum Initial
                                                                ---------------
Amount", the number "$100 million" shall be replaced with "$125 million", (iii)
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in the definition of "Maximum Initial Shares", the number "7.0%" shall be
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replaced with "8.0%" and (iv) in the definition of "Maturity Date", the phrase
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"the date that is one year following the Trade Date" shall be replaced with
"March 29, 2002".

          (b) Trade Date. In Section 2.2(d) of the Stock Purchase Agreement, the reference to "March 30, 2001" shall be replaced with "April 30, 2001".

     2.     Optional Prepayment. Unless the parties otherwise agree and Share
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Purchaser makes the payment specified in Section 3(b) of this Amendment, Share
Purchaser shall effect an Optional Prepayment with respect to an Optional Prepayment Amount of at least $25,000,000 and reduce any related Settlement Balance to zero by September 17, 2001.

     3.     Fees. (a) Share Purchaser agrees to pay Share Seller $187,500 within
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one Business Day of the execution of this Amendment, such payment to be made by wire transfer of immediately available funds to an account designated by Share Seller.

          (b) If the parties agree that Share Purchaser shall not be required to effect an Optional Prepayment pursuant to Section 2 of this Amendment, Share Purchaser shall pay to Share Seller an additional $187,500 within one Business Day of the date of such agreement to
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extend (or such other date as the parties may agree). Such payment shall be made by wire transfer of immediately available funds to an account designated by Share Seller.

     4.     Adjustments. The Calculation Agent shall make appropriate
            -----------
adjustments, if any, to interest and other calculations under the Stock Purchase Agreement as a result of this Amendment. Notwithstanding anything to the contrary in the Stock Purchase Agreement, the Trade Date shall not be deemed to have occurred prior to the date hereof as a result of the Aggregate Forward Amount exceeding $ 100 million or the number of Initial Shares exceeding 7.0% of the outstanding Shares.

     5.     Effect of the Amendment. Except as amended hereby, the Stock
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Purchase Agreement is ratified and confined and continues in full force and effect. All references to the Stock Purchase Agreement in the Stock Purchase Agreement or any document related thereto shall for all purposes constitute references to the Stock Purchase Agreement as amended hereby. For the avoidance of doubt, the provisions of Section 9.10 of the Stock Purchase Agreement apply to this Amendment as if such provisions were stated in full herein.

     6.     Miscellaneous. This Amendment constitutes the entire agreement and
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understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto. No amendment, modification or waiver in respect of this Amendment will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties. This Amendment may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original. The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment. Capitalized terms used but not defined herein shall have the meaning set forth in the Stock Purchase Agreement.

     7.     Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
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ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO
CHOICE OF LAW PRINCIPLES).


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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.


MANDALAY RESORT GROUP, as Share Purchaser


By:         GLENN SCHAEFFER
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     Name:  Glenn Schaeffer
     Title: President, Chief Financial Officer
            and Treasurer


MBG TRUST, as the Trust

By: WILMINGTON TRUST COMPANY
    not in its individual capacity but solely
    as Trustee


By:        JEANNE M. OLLER
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    Name:  Jeanne M. Oller
    Title: Administrative Account Manager


BANK OF AMERICA, N.A., as Share Seller

By:        WILLIAM C. CACCAMISE
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    Name:  William C. Caccamise
    Title: Authorized Signatory

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